UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2011

CommerceTel Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-53851	26-3439095
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

8929 Aero Drive, Suite E
San Diego, CA 92123
(Address of principal executive offices) (zip code)

(866) 622-4261
(Registrant’s telephone number, including area code)

_____________________
(Former name or former address, if changed since last report)

Copies to:
Louis A. Brilleman, Esq.
1140 Avenue of the Americas, 9th Floor
New York, New York 10036
Phone: (212) 584-7805
Fax: (646) 380-6899

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           Effective July 1, 2011, Paul Meyer terminated his consulting agreement with CommerceTel Corporation (the “Company”) pursuant to which Mr. Meyer acted as the Company’s Chief Financial Officer.  There were no disagreements between the Company and Mr. Meyer.

Item 9.01           Financial Statements and Exhibits.

(a) Financial statements of business acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Exhibits

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCETEL CORPORATION

July 7, 2011	By:	/s/ Dennis Becker
Chief Executive Officer